UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Magellan Midstream Holdings, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Magellan Midstream Holdings, L.P.

Dear Unitholder:

Your vote is important and we encourage you to submit your proxy electronically via the Internet or by telephone, both of which are available 24 hours a day, 7 days a week.

•

To submit your proxy electronically via the Internet, go to the Website: www.investorvote.com/mgg and follow the prompts. You must use the control number printed in the box on the reverse side of this card.

•	To submit your proxy by telephone, you need to use a touch-tone telephone and use the control number printed in the box on the reverse side of this card.

Also, if you need technical assistance in voting, please call Morrow & Co., LLC toll free at 1-800-607-0088. Unitholders calling from outside the U.S. and Canada can call 203-658-9400.

Your vote is important. Thank you for voting.

Proxy Card must be signed and dated on the reverse side.

THE CONFLICTS COMMITTEE OF THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF MAGELLAN MIDSTREAM HOLDINGS, L.P. RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS

PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE CONFLICTS COMMITTEE OF THE BOARD OF DIRECTORS OF MAGELLAN MIDSTREAM HOLDINGS GP, LLC

MAGELLAN MIDSTREAM HOLDINGS, L.P.

ONE WILLIAMS CENTER

TULSA, OKLAHOMA 74172

The undersigned unitholder(s) of Magellan Midstream Holdings, L.P. (“MGG”), having duly received the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated July 21, 2009, hereby appoint(s) Don R. Wellendorf and John D. Chandler each or any of them, with full power of substitution and revocation, as proxies to represent the undersigned and to vote, as designated, and otherwise act in such proxyholder’s sole discretion as to any other matter properly raised in respect of all common units of MGG, which the undersigned may be entitled to vote at the Special Meeting of Unitholders of Magellan Midstream Holdings, L.P. to be held on September 25, 2009, at 10:30 a.m. local time at One Williams Center, Tulsa, Oklahoma 74172, and at any and all adjournments or postponements thereof, with all the rights and powers the undersigned would possess if personally present. Proxies are instructed to vote as specified on the reverse side or in such proxyholder’s sole discretion as to any other matter that may properly come before the Special Meeting.

THIS PROXY IS CONTINUED ON THE OTHER SIDE

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

MAGELLAN MIDSTREAM HOLDINGS, L.P. ONE WILLIAMS CENTER TULSA, OKLAHOMA 74172

SUBMIT YOUR PROXY BY INTERNET – www.investorvote.com/mgg

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions on your screen to obtain your records and to create an electronic voting instruction form. You will incur only your normal internet charges.

SUBMIT YOUR PROXY BY TELEPHONE – 1-800-652-VOTE (8683)

Use any touch-tone telephone to transmit your voting instructions toll-free up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the prerecorded instructions.

SUBMIT YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope to Proxy Services, c/o Computershare Investor Services, PO Box 43102, Providence, RI 02940-5068. Your proxy card must be received by the day before the meeting date to be counted in the final tabulation.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE CONFLICTS COMMITTEE OF THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF MAGELLAN MIDSTREAM HOLDINGS, L.P. RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5	For	Against	Abstain

1. Approval of the Agreement Relating to Simplification of Capital Structure (the “simplification agreement”), dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P. (“MMP”), Magellan GP, LLC, MMP’s general partner, Magellan Midstream Holdings, L.P. (“MGG”), and Magellan Midstream Holdings GP, LLC, MGG’s general partner, as such agreement may be amended from time to time, pursuant to which (i) MMP’s existing partnership agreement will be amended and restated to, among other things, provide for the transformation of MMP’s incentive distribution rights and the approximate 2% general partner interest in MMP owned, directly or indirectly, by MMP’s general partner into MMP common units and a non-economic general partner interest in MMP; (ii) MMP’s general partner will distribute the MMP common units it receives in the transformation to MGG (the “distributions”); (iii) MGG, MMP, their respective general partners and the sole member of MGG’s general partner will enter into a Contribution and Assumption Agreement pursuant to which MGG will contribute 100% of the limited liability company interests in the sole member of its general partner to MMP’s general partner, MGG will contribute 100% of the limited liability company interests in MMP’s general partner to MMP, MGG will contribute to MMP all of its cash and other remaining assets other than the MMP common units it receives in the distributions, and MMP will assume all of the liabilities of MGG (collectively, the “contributions”); and (iv) MGG and its general partner will adopt a Plan of Liquidation of MGG pursuant to which MGG will dissolve and wind-up its affairs (the “liquidation”) and, in connection therewith, MGG will distribute the MMP common units it receives in the distributions to its unitholders, such that each unitholder of MGG will receive 0.6325 MMP common units per MGG common unit.

	☐	☐	☐

2. Approval of the proposal to (a) direct MGG, as the sole member of MMP’s general partner, to approve MMP’s Fifth Amended and Restated Agreement of Limited Partnership and all other matters under the simplification agreement that, pursuant to the limited liability company agreement of MMP’s general partner, require the approval of MGG; and (b) direct MMP’s general partner to implement the matters described in (a) above.

	☐	☐	☐

3. Approval of the contributions.	☐	☐	☐

4. Approval of the liquidation.	☐	☐	☐

5. Approval of the adjournment of the MGG special meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient votes in favor of any of the foregoing proposals.

	☐	☐	☐

This Proxy is revocable and, when properly executed, will be voted in the manner directed herein by the undersigned unitholder. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. If no direction is made, this Proxy will be voted FOR all of the above items and in the discretion of the person named in this proxy for all other matters that properly come before the meeting.

Please sign exactly as your name appears hereon. Jointly owned units will be voted as directed if one owner signs unless another owner instructs the contrary, in which case the units will not be voted. If signing in a representative capacity, please indicate title and authority.

Signature PLEASE SIGN WITHIN BOX	Date	Signature (Joint Owners)	Date